SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(a)
                  OF THE SECURITIES EXCHANGE ACT OF 1934
                             (Amendment No. )
                                                                       ----
                          Filed by the Registrant                     / X /
                                                                      ----
                                                                       ----
                Filed by a Party other than the Registrant            /   /
                                                                      ----
Check the appropriate box:
 ----
/          /  Preliminary Proxy Statement
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/   /    Preliminary Additional Materials
- ----
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/    X     /  Definitive Proxy Statement
- ----
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/   /    Definitive Additional Materials
- ----
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/   /    Soliciting Material Pursuant to Sec. 240.14a-11(e) or
- ----     Sec. 240.14a-12

                  PUTNAM CONVERTIBLE INCOME-GROWTH TRUST
             (Name of Registrant as Specified In Its Charter)
                (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
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/ x /    $125 per Exchange Act Rules 0-11(c)(1)(ii),
- ----           14a-6(i)(1), or 14a-6(i)(2).
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/   /    $500 per each party to the controversy pursuant
- ----          to Exchange Act Rule 14a-6(i)(3).
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/   /    Fee computed on table below per Exchange Act Rules
- ----          14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)  Aggregate number of securities to which
              transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
              0-11:

         (4)  Proposed maximum aggregate value of transaction:

 ----
/   /    Check box if any part of the fee is offset as provided
- ----          by Exchange Act Rule 0-11(a)(2) and identify the filing
         for which the offsetting fee was paid previously.
         Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:

         (2)  Form, Schedule or Registration Statement No.:

         (3)  Filing Party:

                       (4)  Date Filed:
IMPORTANT INFORMATION
FOR SHAREHOLDERS IN
PUTNAM CONVERTIBLE INCOME-GROWTH TRUST

The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to your fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Trustees'
recommendations on pages    5, 6     and    7    .

We urge you to spend a couple of minutes with the proxy statement, fill out your proxy card, and return it to us. When shareholders don't return their proxies in sufficient numbers, we have to incur the expense of follow-up solicitations, which can cost your fund money.

We want to know how you would like to vote and welcome your comments. Please take a few moments with these materials and return your proxy to us.

                        (PUTNAM LOGO APPEARS HERE)
                          BOSTON * LONDON * TOKYO

Table of contents

A Message from the Chairman. . . . . . . . . . . . . . . . . . . . . . . .1

Notice of Shareholder Meeting. . . . . . . . . . . . . . . . . . .    2

Trustees' Recommendations. . . . . . . . . . . . . . . . . . . . . . . . .5


Proxy card enclosed























If you have any questions, please contact us at the special toll-free number we have set up for you (1-800-225-1581) or call your financial adviser.

A Message from the Chairman

(Photograph of George Putnam appears here)

Dear Shareholder:

I am writing to you to ask for your vote on important questions that affect your investment in your fund. While you are, of course, welcome to join us at your fund's meeting, most shareholders cast their vote by filling out and signing the enclosed proxy. We are asking for your vote on the following matters:

1.  Electing Trustees to oversee your fund;

2. Ratifying the selection by the Trustees of the independent auditors of your fund for its current fiscal year; and

3. Approving a number of changes to your fund's fundamental investment restrictions, including the elimination of certain of these restrictions.

Although we would like very much to have each shareholder attend their fund's meeting, we realize this is not possible. Whether or not you plan to be present, we need your vote. We urge you to complete, sign, and return the enclosed proxy card promptly. A postage-paid envelope is enclosed.

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't.
When shareholders don't return their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

Your vote is important to us. We appreciate the time and consideration that I am sure you will give this important matter.
If you have questions about the proposals, contact your financial adviser or call a Putnam customer service representative at 1-800-225-1581.

                             Sincerely yours,

                             (signature of George Putnam)
                             George Putnam, Chairman

PUTNAM CONVERTIBLE INCOME-GROWTH TRUST
Notice of a Meeting of Shareholders


This is the formal agenda for your fund's shareholder meeting.
It tells you what matters will be voted on and the time and place of the meeting, if you can attend in person.

To the Shareholders of Putnam Convertible Income-Growth Trust:

A Meeting of Shareholders of your fund will be held on July 31, 1996 at 2:00 p.m., Boston time, on the eighth floor of One Post
Office Square, Boston, Massachusetts, to consider the following:

1.   Electing Trustees. See page    8    .

2.   Ratifying the selection by the Trustees of the independent auditors of your fund for its current fiscal year.  See
     page    25    .

3.A. Approving an amendment to the fund's fundamental investment restriction with respect to diversification of investments.
     See page    25    .

3.B. Approving an amendment to the fund's fundamental investment restriction with respect to investments in the securities of
     a single issuer.  See page    27    .

3.C. Approving an amendment to the fund's fundamental investment restriction with respect to making loans through purchases of debt obligations, repurchase agreements and securities
     loans.  See page    29    .

3.D. Approving an amendment to the fund's fundamental investment restriction with respect to investments in real estate.  See
     page    31    .

3.E. Approving an amendment to the fund's fundamental investment restriction with respect to concentration of its assets.
     See page    33    .

3.F. Approving    an     amendment to the fund's fundamental
     investment restriction with respect to investments in
     commodities    or commodity contracts    .  See page
        34    .

   3.G. Approving an amendment to the fund's fundamental investment restriction with respect to underwriting.
          See page 37.

   3.H    .    Approving the elimination of the fund's
               fundamental investment restriction with respect to
                  investments in     certain oil, gas and mineral
               interests.  See page    38    .

   3.I    .    Approving the elimination of the fund's
               fundamental investment restriction with respect to
               options transactions.  See page    40    .

   3.J    .    Approving the elimination of the fund's
               fundamental investment restriction with respect to
               investments in issuers that have been in operation
               for less than three years.  See page    42    .

   3.K    .    Approving the elimination of the fund's
               fundamental investment restriction with respect to
               investments in securities of issuers in which
               management of the fund or Putnam Investment
               Management, Inc. owns securities.  See page
                  44    .

   3.L    .    Approving the elimination of the fund's
               fundamental investment restriction with respect to
               margin transactions.  See page    45    .

   3.M    .    Approving the elimination of the fund's
               fundamental investment restriction with respect to
               short sales.  See page    47    .

   3.N    .    Approving the elimination of the fund's
               fundamental investment restriction which limits
               the fund's ability to pledge assets.  See page
                  48    .

   3.O    .    Approving the elimination of the fund's
               fundamental investment    restrictions     with
               respect to investments in illiquid securities.
               See page   50    .

3.P. Approving the elimination of the fund's fundamental
     investment restriction with respect to investing to gain
     control of a company's management.  See page    52    .

3.Q. Approving the elimination of the fund's fundamental
     investment restriction with respect to    investments     in
     warrants.  See page    53    .

4. Transacting other business as may properly come before the meeting.


By the Trustees

George Putnam, Chairman
William F. Pounds, Vice Chairman

Jameson A. Baxter                   Robert E. Patterson
Hans H. Estin                       Donald S. Perkins
John A. Hill                        George Putnam, III
Ronald J. Jackson                   Eli Shapiro
Elizabeth T. Kennan                 A.J.C. Smith
Lawrence J. Lasser                  W. Nicholas Thorndike

WE URGE YOU TO MARK, SIGN, DATE, AND MAIL THE ENCLOSED PROXY IN
THE POSTAGE-PAID ENVELOPE PROVIDED SO YOU WILL BE REPRESENTED AT
THE MEETING.

   June 7    , 1996

Proxy Statement

This document will give you the information you need to vote on the matters listed on the previous page. Much of the information in the proxy statement is required under rules of the Securities
and Exchange Commission    ("SEC")    ; some of it is technical.
If there is anything you don't understand, please contact us at our special toll-free number, 1-800-225-1581, or call your financial adviser.

Who is asking for my vote?

The enclosed proxy is solicited by the Trustees of Putnam
Convertible Income-Growth Trust for use at the Meeting of Shareholders of the fund to be held on July 31, 1996, and, if your fund's meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Meeting (see previous page).

How do your fund's Trustees recommend that shareholders vote on these proposals?

The Trustees recommend that you vote

1.   For the election of all nominees;

2. For selecting Coopers and Lybrand L.L.P. as the independent auditors of your fund;

3.A. For amending the fund's fundamental investment restriction with respect to diversification of investments;

3.B. For amending the fund's fundamental investment restriction
     with respect to    investments     in the securities of a
     single issuer;

3.C. For amending the fund's fundamental investment restriction with respect to making loans through purchases of debt obligations, repurchase agreements and securities loans;

3.D. For amending the fund's fundamental investment restriction with respect to investments in real estate;

3.E. For amending the fund's fundamental investment restriction with respect to concentration of its assets;

3.F. For amending the fund's fundamental investment restriction
     with respect to investments in commodities    or commodity
     contracts    ;

   3.G. For amending the fund's fundamental investment restriction with respect to underwriting;

   3.H    .    For eliminating the fund's fundamental investment
               restriction with respect to    investments in
               certain oil, gas and mineral interests;

   3.I    .    For eliminating the fund's fundamental investment
               restriction with respect to options transactions;

   3.J    .    For eliminating the fund's fundamental investment
               restriction with respect to investments in issuers that have been in operation for less than three years;

   3.K    .    For eliminating the fund's fundamental investment
               restriction with respect to investments in securities of issuers in which management of the fund or Putnam Investment Management, Inc. owns securities;

   3.L    .    For eliminating the fund's fundamental investment
               restriction with respect to margin transactions;

   3.M    .    For eliminating the fund's fundamental investment
               restriction with respect to short sales;

   3.N    .    For eliminating the fund's fundamental investment
               restriction which limits the fund's ability to pledge assets;

   3.O    .    For eliminating the fund's fundamental investment
                  restrictions     with respect to investments in
               illiquid securities;



3.P. For eliminating the fund's fundamental investment
     restriction with respect to investing to gain control of a
        company's management    ; and

3.Q. For eliminating the fund's fundamental investment
     restriction with respect to    investments     in warrants.

Who is eligible to vote?

Shareholders of record at the close of business on May 3, 1996, are entitled to be present and to vote at the meeting or any adjourned meeting. The Notice of Meeting, the proxy, and the Proxy Statement have been mailed to shareholders of record on or
about    June 10    , 1996.

Each share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with shareholders' instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Trustees' recommendations. If any other business is brought before the meeting, your shares will be voted at the Trustees' discretion.

The Proposals

I.   ELECTION OF TRUSTEES

Who are the nominees for Trustees?

The Nominating Committee of the Trustees recommends that the number of Trustees be fixed at fourteen and that you vote for the election of the nominees described below. Each nominee is currently a Trustee of your fund and of the other Putnam funds.

The Nominating Committee of the Trustees consists solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of your fund or of Putnam Investment Management, Inc., your fund's investment manager ("Putnam Management").

Jameson Adkins Baxter
[Insert Picture]

Ms. Baxter, age 52, is the President of Baxter Associates, Inc., a management and financial consulting firm which she founded in 1986. During that time, she was also a Vice President and Principal of the Regency Group, Inc., and a Consultant to First Boston Corporation, both of which are investment banking firms. From 1965 to 1986, Ms. Baxter held various positions in investment banking and corporate finance at First Boston.

Ms. Baxter currently also serves as a Director of Banta Corporation, Avondale Federal Savings Bank, and ASHTA Chemicals, Inc. She is also the Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having previously served as Chairman for five years and as a Board member for thirteen years; an Honorary Trustee and past President of the Board of Trustees of the Emma Willard School; and Chair of the Board of Governors of Good Shepherd Hospital. Ms. Baxter is a graduate of Mount Holyoke College.

Hans H. Estin
[Insert Picture]

Mr. Estin, age 67, is a Chartered Financial Analyst and the Vice Chairman of North American Management Corp., a registered investment adviser serving individual clients and their families. Mr. Estin currently also serves as a Director of The Boston Company, Inc., a registered investment adviser which provides administrative and investment management services to mutual funds and other institutional investors, and Boston Safe Deposit and Trust Company; a Corporation Member of Massachusetts General Hospital; and a Trustee of New England Aquarium. He previously served as the Chairman of the Board of Trustees of Boston University and is currently active in various other civic associations, including the Boys & Girls Clubs of Boston, Inc. Mr. Estin is a graduate of Harvard College and holds honorary doctorates from Merrimack College and Boston University.

John A. Hill
[Insert Picture]

Mr. Hill, age 54, is the Chairman and Managing Director of First
Reserve Corporation, a registered investment adviser investing in companies in the world-wide energy industry on behalf of institutional investors.

Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several investment advisory firms and held various positions with the Federal government, including Associate
Director of the Office of Management and Budget and Deputy
Administrator of the Federal Energy Administration.

Mr. Hill currently also serves as a Director of Snyder Oil Corporation, an exploration and production company which he founded, Maverick Tube Corporation, a manufacturer of structural steel, pipe and well casings, PetroCorp Incorporated, an exploration and production company, Weatherford Enterra, Inc., an oil field service company, various private companies controlled by First Reserve Corporation, and various First Reserve Funds.
He is also a Member of the Board of Advisors of Fund Directions. He is currently active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill is a graduate of Southern Methodist University.

Ronald J. Jackson
[Insert Picture]

Mr. Jackson, age 52, was Chairman of the Board, President and Chief Executive Officer of Fisher-Price, Inc., a major toy manufacturer, from 1990 to 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc., a manufacturer and distributor of footwear, from 1989 to 1990, and as President and Chief Executive Officer of Kenner Parker Toys,
Inc., a major    toy     and    game     manufacturer, from 1985
to 1987. Prior to that, he held various financial and marketing positions at General Mills, Inc. From 1966 to 1985, including Vice President, Controller and Vice President of Marketing for Parker Brothers, a toy and game company, and President of Talbot's, a retailer and direct marketer of women's apparel.

Mr. Jackson currently serves as a Trustee of Salem Hospital and an Overseer of the Peabody Essex Museum. He previously served as a Director of a number of public companies including Fisher-
Price, Inc., Kenner Parker Toys, Inc.,    Stride-Rite, Inc.,
and      Mattel, Inc., a major toy    manufacturer    .  Mr.
Jackson is a graduate of Michigan State University Business
School.

Elizabeth T. Kennan
[Insert Picture]
Ms. Kennan, age 58, is President Emeritus and Professor of Mount Holyoke College. From 1978 through June 1995, she was President of Mount Holyoke College. From 1966 to 1978, she was on the faculty of Catholic University, where she taught history and published numerous articles.

Ms. Kennan currently also serves as a Director of NYNEX Corporation, a telecommunications company, Northeast Utilities,
the Kentucky Home Life Insurance Companies, and    Talbot's    .
She also serves as a Member of The Folger Shakespeare Library Committee. She is currently active in various educational and civic associations, including the Committee on Economic Development and the Council on Foreign Relations. Ms. Kennan is a graduate of Mount Holyoke College, the University of Washington and St. Hilda College at Oxford University and holds several honorary doctorates.

Lawrence J. Lasser*
[Insert Picture]

Mr. Lasser, age 53, is the Vice President of your fund and the other Putnam funds. He has been the President, Chief Executive Officer and a Director of Putnam Investments, Inc. and Putnam Management since 1985, having begun his career there in 1969.

Mr. Lasser currently also serves as a Director of Marsh & McLennan Companies, Inc., the parent company of Putnam Management, and INROADS/Central New England, Inc., a job market internship program for minority high school and college students. He is a Member of the Board of Overseers of the Museum of Science, the Museum of Fine Arts and the Isabella Stewart Gardner Museum in Boston. He is also a Trustee of the Beth Israel Hospital and Buckingham, Browne and Nichols School. Mr. Lasser is a graduate of Antioch College and Harvard Business School.

Robert E. Patterson
[Insert Picture]

Mr. Patterson, age 51, is the Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership, a registered investment adviser which manages real estate investments for institutional investors. Prior to 1990, he was the Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc., the predecessor company of Cabot Partners. Prior to that, he was a Senior Vice President of the Beal Companies, a real estate management, investment and development company. He has also worked as an attorney and held various positions in state government, including the founding Executive Director of the Massachusetts Industrial Finance Agency.

Mr. Patterson currently also serves as Chairman of the Joslin
Diabetes Center and as a Director of Brandywine Trust Company.
Mr. Patterson is a graduate of Harvard College and Harvard Law
School.

Donald S. Perkins*
[Insert Picture]

Mr. Perkins, age 69, is the retired Chairman of the Board of Jewel Companies, Inc., a diversified retailer, where among other roles he served as President, Chief Executive Officer and Chairman of the Board from 1965 to 1980. He currently also serves as a Director of various other public corporations, including AON Corp., an insurance company, Cummins Engine Company, Inc., an engine and power generator equipment manufacturer and assembler, Current Assets L.L.C., a corporation providing financial staffing services, Illinova and Illinois Power Co., Inland Steel Industries, Inc., LaSalle Street Fund, Inc., a real estate investment trust, Lucent Technologies Inc., Springs Industries, Inc., a textile manufacturer, and Time Warner, Inc., one of the nation's largest media conglomerates. He previously served as a director of several other major public corporations, including Corning Glass Works, Eastman Kodak Company, Firestone Tire & Rubber Company and Kmart Corporation.

Mr. Perkins currently also serves as a Trustee and Vice Chairman of Northwestern University and as a Trustee of the Hospital Research and Education Trust. He is currently active in various civic and business associations, including the Business Council and the Civic Committee of the Commercial Club of Chicago, of which he is the founding Chairman. Mr. Perkins is a graduate of Yale University and Harvard Business School and holds an honorary doctorate from Loyola University of Chicago.

William F. Pounds
[Insert Picture]

Dr. Pounds, age 68, is the Vice Chairman of your fund and of the other Putnam funds. He has been a Professor of Management at the Alfred P. Sloan School of Management at the Massachusetts Institute of Technology since 1961 and served as Dean of that School from 1966 to 1980. He previously served as Senior Advisor to the Rockefeller Family and Associates and was a past Chairman of Rockefeller & Co., Inc., a registered investment adviser which manages Rockefeller family assets, and Rockefeller Trust Company.

Dr. Pounds currently also serves as a Director of IDEXX Laboratories, Inc., EG&G, Inc., Perseptive Biosystems, Inc., Management Sciences For Health, Inc. and Sun Company, Inc. He is also a Trustee of the Museum of Fine Arts in Boston; an Overseer of WGBH Educational Foundation, and a Fellow of The American Academy of Arts and Sciences. He previously served as a director of Fisher-Price, Inc., a major toy manufacturer and General Mills, Inc., a major manufacturer and distributor of food products. Dr. Pounds is a graduate of Carnegie Mellon University.
George Putnam*
[Insert Picture]

Mr. Putnam, age 69, is the Chairman and President of your fund and of the other Putnam funds. He is the Chairman and a Director of Putnam Management and Putnam Mutual Funds Corp. and a director of Marsh & McLennan, their parent company. Mr. Putnam is the son of the founder of the Putnam funds and Putnam Management and has been employed in various capacities by Putnam Management since 1951, including Chief Executive Officer from 1961 to 1973. He is a former Overseer and Treasurer of Harvard University; a past Chairman of the Harvard Management Company; and a Trustee Emeritus of Wellesley College and Bradford College.

Mr. Putnam currently also serves as a Director of The Boston Company, Inc., Boston Safe Deposit and Trust Company, Freeport-McMoRan, Inc., Freeport Copper and Gold, Inc., McMoRan Oil and Gas, Inc., mining and natural resources companies, General Mills, Inc., a major manufacturer of food products, Houghton Mifflin Company, a major publishing company, and Rockefeller Group, Inc., a real estate manager. He is also a Trustee of Massachusetts General Hospital, McLean Hospital, Vincent Memorial Hospital, WGBH Educational Foundation and the Museum of Fine Arts and the Museum of Science in Boston; the New England Aquarium; an Overseer of Northeastern University; and a Fellow of The American Academy of Arts and Sciences. Mr. Putnam is a graduate of Harvard College and Harvard Business School and holds honorary doctorates from Bates College and Harvard University.

George Putnam, III*
[Insert Picture]

Mr. Putnam, age 44, is the President of New Generation Research, Inc., a publisher of financial advisory and other research services relating to bankrupt and distressed companies, and New Generation Advisers, Inc., a registered investment adviser which provides advice to private funds specializing in investments in such companies. Prior to founding New Generation in 1985, Mr. Putnam was an attorney with the Philadelphia law firm Dechert Price & Rhoads.

Mr. Putnam currently also serves as a Director of the Massachusetts Audubon Society. He is also a Trustee of the Sea Education Association and St. Mark's School and an Overseer of the New England Medical Center. Mr. Putnam is a graduate of Harvard College, Harvard Business School and Harvard Law School.

Eli Shapiro
[Insert Picture]

Dr. Shapiro, age 79, is the Alfred P. Sloan Professor of Management, Emeritus at the Alfred P. Sloan School of Management at the Massachusetts Institute of Technology, having served on the faculty of the Sloan School for eighteen years. He previously was also on the faculty of Harvard Business School, The University of Chicago School of Business and Brooklyn College. During his academic career, Dr. Shapiro authored numerous publications concerning finance and related topics. He previously served as the President and Chief Executive
   Officer     of the National Bureau of Economic Research and
also provided economic and financial consulting services to various clients.

Dr. Shapiro is a past Director of many companies, including Nomura Dividend Income Fund, Inc., a privately held registered investment company managed by Putnam Management, Reece Corporation, a sewing machine manufacturer, Commonwealth Mortgage, Dexter Corporation, a manufacturer of plastics and related products, Avis Corporation, a car rental company, Connecticut Bank and Trust Company, Connecticut National Gas Corporation, the Federal Home Loan Bank of Boston, where he served as Chairman from 1977 to 1989, Travelers' Corporation, an insurance company, and Norlin Corporation, a musical instrument manufacturer; and a past Trustee of Mount Holyoke College and the Putnam funds (from 1984 to 1989).

Dr. Shapiro is a Fellow of The American Academy of Arts and Sciences and is active in various professional and civic associations, including the American Economic Association, the American Finance Association and the Council on Foreign Relations. Dr. Shapiro is a graduate of Brooklyn College and Columbia University.

A.J.C. Smith*
[Insert Picture]

Mr. Smith, age 62, is the Chairman and Chief Executive Officer of Marsh & McLennan Companies, Inc. He has been employed by Marsh & McLennan and related companies in various capacities since 1961. Mr. Smith is a Director of the Trident Corp., and he also serves as a Trustee of the Carnegie Hall Society, the Central Park Conservancy, The American Institute for Chartered Property Underwriters, and is a Founder of the Museum of Scotland Society. He was educated in Scotland and is a Fellow of the Faculty of Actuaries in Edinburgh, a Fellow of the Canadian Institute of Actuaries, a Fellow of the Conference of Actuaries in Public Practice, an Associate of the Society of Actuaries, a Member of the American Academy of Actuaries, the International Actuarial Association and the International Association of Consulting Actuaries.

W. Nicholas Thorndike**
[Insert Picture]

Mr. Thorndike, age 63, serves as a Director of various corporations and charitable organizations, including Data General Corporation, a computer and high technology company, Bradley Real Estate, Inc., a real estate investment firm, Providence Journal Co., a newspaper publisher and owner of television stations, and Courier Corporation, a book binding and printing company. He is also a Trustee of Eastern Utilities Associates, Massachusetts General Hospital, where he previously served as chairman and president, and Northeastern University.

Prior to December 1988, he was the Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis, a registered investment adviser which manages mutual funds and institutional assets. He also previously served as a Trustee of the Wellington Group of Funds (now The Vanguard Group) and was the Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.


- ----------------------------

* Nominees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of your fund, Putnam Management, and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"), the principal underwriter for all the open-end Putnam funds and an affiliate of Putnam Management. Messrs. Putnam, Lasser, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of your fund, or directors of Putnam Management, Putnam Mutual Funds, or Marsh & McLennan Companies, Inc., the parent company of Putnam Management and Putnam Mutual Funds. Mr. George Putnam, III, Mr. Putnam's son, is also an "interested person" of your fund, Putnam Management, and Putnam Mutual Funds. Mr. Perkins may be deemed to be an "interested person" of your fund because of his service as a director of a certain publicly held company that includes registered broker-dealer firms among its subsidiaries. Neither your fund nor any of the other Putnam funds currently engages in any transactions with such firms except that certain of such firms act as dealers in the retail sale of shares of certain Putnam funds in the ordinary course of their business. The balance of the nominees are not "interested persons."

** In February 1994, Mr. Thorndike accepted appointment as a successor trustee of certain private trusts in which he has no beneficial interest. At that time he also became Chairman of the Board of two privately owned corporations controlled by such trusts, serving in that capacity until October 1994. These corporations filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code in August 1994.

Except as indicated above, the principal occupations and business experience of the nominees for the last five years have been with the employers indicated, although in some cases they have held different positions with those employers. Except for Mr. Jackson and Dr. Shapiro, all the nominees were elected by the
shareholders in    May 1994    .  Mr. Jackson and Dr. Shapiro
were elected by the other Trustees in May 1996 and April 1995, respectively. As indicated above, Dr. Shapiro also previously served as a Trustee of the Putnam funds from 1984 to 1989. The 14 nominees for election as Trustees at the shareholder meeting of your fund who receive the greatest number of votes will be elected Trustees of your fund. The Trustees serve until their successors are elected and qualified. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may recommend that the shareholders fix the number of Trustees at less than 14 for your fund.

What are the Trustees' responsibilities?

Your fund's Trustees are responsible for the general oversight of your fund's business and for assuring that your fund is managed in the best interests of its shareholders. The Trustees periodically review your fund's investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration, custody, distribution and investor servicing. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for these services and the overall level of your fund's operating expenses. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund's auditors and legal counsel, which are selected by the Trustees and are independent of Putnam Management and its affiliates.

Do the Trustees have a stake in your fund?

The Trustees believe it is important that each Trustee have a significant investment in the Putnam funds. The Trustees allocate their investments among the more than 99 Putnam funds based on their own investment needs. The Trustees' aggregate
investments in the Putnam funds total over    $45     million.
The table below lists each Trustee's current investments in the fund and in the Putnam funds as a group.

Share Ownership by Trustees+

                       Year first                 Number of
                       elected as  Number of      shares of
                       Trustee of  shares of the  all Putnam
                       the Putnam  fund owned     funds owned
Trustees               funds       as of 4/25/96* as of 4/25/96**
- -----------------------------------------------------------------

Jameson A. Baxter      1994                              57023,765
Hans H. Estin          1972                              15225,936
John A. Hill           1985                            2,452    115,153
Elizabeth T. Kennan    1992                              32619,185
Lawrence J. Lasser     1992                              140    326,967
Robert E. Patterson    1984                              79959,586
Donald S. Perkins      1982                            1,881    169,328
William F. Pounds      1971                            4,525    347,322
George Putnam          1957                            4,271  1,504,490
George Putnam, III     1984                           22,794    286,696
Eli Shapiro            1995***                            --80,030
A.J.C. Smith           1986                              16834,255
W. Nicholas Thorndike  1992                              14078,943
- -----------------------------------------------------------------
+   Ronald J. Jackson became a Trustee of the fund effective May
    3, 1996 and does not own any shares of the fund    or of the
    other Putnam funds    .

*      Each     Trustee has sole investment power and sole voting
    power with respect to his or her shares of the fund.

** These holdings do not include shares of Putnam money market funds.

*** Dr. Shapiro previously served as a Trustee of the Putnam funds from 1984 to 1989.

As of April 25, 1996, the Trustees and officers of the fund owned
a total of    66,571     shares of the fund, comprising less than
1% of its outstanding shares on that date. A total of 26,477 of these shares are held by certain "interested" Trustees and officers of your fund and Putnam Management in their Putnam Investments, Inc. Profit Sharing Retirement Plan accounts. Each individual accountholder has sole investment power and shared voting power with respect to his/her account.
What are some of the ways in which the Trustees represent shareholder interests?

The Trustees believe that, as substantial investors in the Putnam funds, their interests are closely aligned with those of individual shareholders. Among other ways, the Trustees seek to represent shareholder interests:

       by carefully reviewing your fund's investment performance on an individual basis with your fund's managers;


       by also carefully reviewing the quality of the various other services provided to the funds and their shareholders by Putnam Management and its affiliates;


       by discussing with senior management of Putnam Management steps being taken to address any performance deficiencies;


       by reviewing the fees paid to Putnam Management to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;


       by monitoring potential conflicts between the funds and Putnam Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders;


       by also monitoring potential conflicts among funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.


How often do the Trustees meet?

The Trustees meet each month (except August) over a two-day period to review the operations of your fund and of the other Putnam funds. A portion of these meetings is devoted to meetings of various Committees of the board which focus on particular matters. These include: the Contract Committee, which reviews all contractual arrangements with Putnam Management and its affiliates; the Communication and Service Committee, which reviews the quality of services provided by your fund's investor servicing agent, custodian and distributor; the Pricing, Brokerage and Special Investments Committee, which reviews matters relating to valuation of securities, best execution, brokerage costs and allocations and new investment techniques; the Audit Committee, which reviews accounting policies and the adequacy of internal controls and supervises the engagement of the funds' auditors; the Compensation, Administration and Legal Affairs Committee, which reviews the compensation of the Trustees and their administrative staff and supervises the engagement of the funds' independent counsel; and the Nominating Committee, which is responsible for selecting nominees for election as Trustees.

Each Trustee generally attends at least two formal committee meetings during such monthly meeting of the Trustees. During 1995, the average Trustee participated in approximately 40 committee and board meetings. In addition, the Trustees meet in small groups with Chief Investment Officers and Portfolio Managers to review recent performance and the current investment climate for selected funds. These meetings ensure that each fund's performance is reviewed in detail at least twice a year. The Contract Committee typically meets on several additional occasions during the year to carry out its responsibilities. Other Committees, including an Executive Committee, may also meet on special occasions as the need arises.

What are the Trustees paid for their services?

Your fund pays each Trustee a fee for his or her services. Each Trustee also receives fees for serving as Trustee of the other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The fees paid to each Trustee by your fund and by all of the Putnam funds are shown below:

COMPENSATION TABLE+
                                                        Total
                                Aggregate        compensation
                             compensation            from all
Trustees                   from the fund*      Putnam funds**
- --------------------------------------------------------------
Jameson A. Baxter           $1,628             $150,854
Hans H. Estin                1,635              150,854
John A. Hill***              1,615              149,854
        Elizabeth T. Kennan  1,620              148,854
Lawrence J. Lasser           1,635              150,854
Robert E. Patterson          1,651              152,854
Donald S. Perkins            1,635              150,854
William F. Pounds            1,610              149,854
George Putnam                1,635              150,854
George Putnam, III           1,635              150,854
Eli Shapiro****                745               95,372
A.J.C. Smith                 1,624              149,854
W. Nicholas Thorndike        1,651              152,854

+   Ronald J. Jackson became a Trustee of the fund effective May
    3, 1996 and has received no compensation from the fund or the other Putnam funds.

* Includes an annual retainer and an attendance fee for each meeting attended.

** Reflects total payments received from all Putnam funds in the most recent calendar year. As of December 31, 1995, there were 99 funds in the Putnam family.

*** Includes compensation deferred pursuant to a Trustee
    Compensation Deferral Plan. The total amount of deferred compensation payable to Mr. Hill by all Putnam funds as of
       December     31, 1995 was    $51,141    , including
    income earned on such amounts.

****     Elected as a Trustee in April 1995.

Your fund's Trustees have approved Retirement Guidelines for Trustees of the Putnam funds. These guidelines provide generally that a Trustee who retires after reaching age 72 and who has at least 10 years of continuous service will be eligible to receive a retirement benefit from each Putnam fund for which he or she served as a Trustee. The amount and form of such benefit is subject to determination annually by the Trustees and, unless otherwise determined by the Trustees, will be an annual cash benefit payable for life equal to one-half of the Trustee retainer fees paid by each fund at the time of retirement. Several retired Trustees are currently receiving benefits pursuant to the Guidelines and it is anticipated that the current Trustees will receive similar benefits upon their retirement. A Trustee who retired in calendar 1995 and was eligible to receive benefits under these Guidelines would have received an annual benefit of $66,749, based upon the aggregate retainer fees paid by the Putnam funds for such year. The Trustees reserve the right to amend or terminate such Guidelines and the related payments at any time, and may modify or waive the foregoing eligibility requirements when deemed appropriate.

For additional information about your fund, including further information about its Trustees and officers, please see "Further
Information About Your Fund," on page    58    .

Putnam Investments

Putnam Investment Management, Inc. and its affiliates, Putnam Mutual Funds, the principal underwriter for shares of your fund and Putnam Fiduciary Trust Company, your fund's investor servicing agent and custodian, are wholly owned by Putnam Investments, Inc., One Post Office Square, Boston, Massachusetts 02109, a holding company that is in turn wholly owned by Marsh & McLennan Companies, Inc., which has executive offices at 1166 Avenue of the Americas, New York, New York 10036. Marsh &
McLennan Companies, Inc.        and its operating subsidiaries
are professional services firms with insurance and reinsurance brokering, consulting, and investment management businesses.

2.  SELECTION OF INDEPENDENT AUDITORS

Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts, 02109 independent accountants, has been selected by the Trustees as the auditor of your fund for the current fiscal year. Among the country's preeminent accounting firms, this firm also serves as the auditor for approximately half of the other funds in the Putnam family. It was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services, and the competitiveness of the fees charged for these services.

A majority of the votes on the matter is necessary to ratify the selection of auditors. A representative of the independent auditors is expected to be present at the meeting to make statements and to respond to appropriate questions.

3.  Proposals A-Q.

As described in the following proposals, the Trustees are recommending that shareholders approve a number of changes to the fund's fundamental investment restrictions, including the elimination of certain restrictions. The purpose of these proposed changes is to increase the fund's investment flexibility and to bring the fund's policies more in line with those of many other Putnam funds. Several of these changes reflect the elimination of certain restrictive policies which were required at one time by various state securities authorities but which are no longer required under current regulations.
The adoption of any of these proposals is not contingent on the adoption of any other proposal.

3.A. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO DIVERSIFICATION OF INVESTMENTS

The Trustees are recommending that the fund's fundamental
investment restriction    with respect     to the diversification
of its investments be revised to    grant the fund the maximum
investment flexibility permitted by the Investment Company Act of 1940 ("1940 Act"). Under the 1940 Act, the fund, as a diversified fund, generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). The remaining 25% of the fund's total assets is not subject to
this restriction    .

    The fund's current restriction    is more restrictive,
and     states that the fund may not:

       "    Purchase any security (other than U.S. government
    obligations) if, as a result, more than 5% of the current
    value of the fund's total assets would then be invested in
    securities of that issuer.   "

The proposed amended fundamental investment restriction is set forth below.

    "The fund may not ...

    With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S.
    government or its agencies or instrumentalities."

If the proposed change is approved, the fund will be able to invest up to 25% of its total assets in the securities of any one issuer. The amended restriction would continue to exclude from
its limitations U.S. government securities, and    would
clarify    , consistent with the 1940 Act, that U.S. government
securities include those securities guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities. Following the amendment, the fund would continue to be a diversified investment company for purposes of the 1940 Act.

Putnam Management believes this amendment will enhance the fund's investment flexibility. The proposed amendment will enable the fund to invest a greater percentage of its assets in securities that Putnam Management believes offer the potential for current income and capital appreciation. However, during times when Putnam Management invests a higher percentage of the fund's assets in one or more issuers, the value of the fund's shares may fluctuate more widely than the value of shares of a portfolio investing in a larger number of issuers.

Required Vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

3.B. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO INVESTMENTS IN THE SECURITIES OF A SINGLE ISSUER

The Trustees are recommending that the fund's fundamental
investment restriction with respect to    investments     in the
securities of a single issuer be revised to grant the fund the maximum flexibility permitted under the 1940 Act. The 1940 Act prohibits a diversified fund such as the fund from investing, with respect to 75% of its total assets, in the securities of an issuer if as a result it would own more than 10% of the outstanding voting securities of that issuer. The fund's current investment restriction, which is more restrictive than the 1940 Act, states that the fund may not:
       "    Acquire more than 10% of the voting securities
    of any issuer or more than 10% of any class of
    securities of any issuer.  (For these purposes all
    preferred stocks of an issuer are regarded as a single
    class, and all debt securities of an issuer are
    regarded as a single class.)   "

The proposed amended fundamental investment restriction is set forth below.

    "The fund may not ...

    With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer."

Putnam Management believes         that limiting this restriction
to voting securities and 75% of the fund's    total     assets
will enhance    the fund's     investment flexibility.  Putnam
Management has advised the Trustees that the current restriction could prevent the fund from investing in certain opportunities to the fullest extent that Putnam Management believes would best serve the fund's investment objective.

The amendment removes all restrictions on the amount of a class of an issuer's securities that the fund may purchase, and enables the fund to purchase more than 10% of the voting securities of an issuer with respect to 25% of the fund's total assets. To the extent the fund individually or with other funds and accounts managed by Putnam Management or its affiliates owns all or a major portion of the outstanding securities of a particular issuer, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so, or may be able to sell the securities only at prices significantly lower than if they were more widely held. In addition, certain of the companies in which the fund may invest a greater portion of its assets following the amendment could have relatively small equity market capitalizations (e.g., under $1 billion). Such companies often have limited product lines, markets or financial resources.
   The securities of these companies     may trade less
frequently and in limited volume, and only in the over-the-counter market or on a regional securities exchange. As a
result,    these     securities         may fluctuate in value
more than those of larger, more established companies. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

3.C. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO MAKING LOANS THROUGH PURCHASES OF DEBT
         OBLIGATIONS, REPURCHASE AGREEMENTS AND SECURITIES LOANS

The Trustees are recommending that the fund's fundamental investment restriction with respect to making loans be revised to permit the fund to purchase all types of debt obligations and to
remove    any     asset limitations on the fund's ability to
enter into repurchase agreements and securities loans. The current restriction states that the fund may not:

       "    Make loans, except by purchase of marketable bonds,
    debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness which are a part of an issue to the public or to financial institutions, by entry into repurchase agreements with respect to not more than 25% of its total assets, or through the lending of its portfolio securities with respect to not more than 25% of its total
    assets.   "

The proposed amended fundamental investment restriction is set forth below.

    "The fund may not ...

    Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities."

Following the amendment, the fund may, consistent with its investment objective and policies, purchase all types of debt obligations, whether or not publicly issued, and enter into repurchase agreements and securities loans without limit. Putnam Management believes that the increased investment flexibility could assist the fund in achieving its investment
objective       .  Putnam Management also believes that the
current policy on purchases of debt obligations is unnecessarily restrictive and could, for example, be read to prevent the fund from purchasing certain privately issued debt obligations
which might    otherwise     present    attractive     investment
opportunities to the fund.

Although the purchase of private debt obligations may offer
opportunities for increased investment return, it         also
   involves     greater risk.  Since private debt is not publicly
traded,         the fund could find it more difficult to sell
such debt when Putnam Management considers it desirable to do so or may only be able to sell such debt at less than fair market value. Private debt obligations may also contain restrictions on transfer, such as rights of first refusal, which could result in the fund receiving less than the fair market value for such debt
obligations.     At times, Putnam Management may find it
difficult to determine the value of such obligations.      There
may be less information publicly available about the issuers of private debt, who are often private issuers not subject to many of the disclosure obligations of public companies or government issuers. In addition, issuers of private debt tend to be smaller, less established companies with relatively small
   equity     market capitalizations (e.g., under $1 billion).

When the fund enters into a repurchase agreement, it typically purchases a security for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the fund's cost plus interest. When the fund enters into a securities loan, it lends certain of its portfolio securities to broker-dealers or other parties and typically receives an interest payment in return. These transactions must be fully collateralized at all times, but involve some risk to the fund if the other party should default on its obligation. If the other party in these transactions should become involved in bankruptcy or insolvency proceedings, it is possible that the fund may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

3.D.     AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
            WITH RESPECT     TO INVESTMENTS IN REAL ESTATE

The Trustees are recommending that the fund's fundamental investment restriction relating to investments in real estate be
revised to    grant the fund maximum flexibility in light of
current regulatory requirements. Although the fund is required to have a fundamental policy with respect to investments in real estate, the fund's current restriction is more restrictive than current state securities law requirements. For this reason, Putnam Management believes that the restriction should be amended
to increase the fund's investment flexibility    .  The current
restriction states that the fund may not:

       "    Buy or sell real estate, although it may purchase
    securities of companies which deal in real estate and may
    purchase securities which are secured by interests in real
    estate.   "

The proposed amended fundamental investment restriction is set forth below.

    "The fund may not ...

    Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein."

Putnam Management believes that the    enhanced flexibility could
assist the fund in achieving its investment objective. The proposed amendment enables the fund to invest in a wide range of real estate-related investments, many in which the fund may already invest under the current restriction including investments in companies which deal in real estate, securities which represent interests in real estate and securities
secured by real estate.     In addition,     the fund    would be
able     to own real estate directly as a result of the exercise
of its rights in connection with debt obligations it owns. In such cases, the ability to acquire and dispose of real estate may serve to protect the fund during times where an issuer of debt
securities is         unable to meet its obligations.

To the extent the fund holds real estate-related securities, it will be subject to the risks associated with the real estate market. These risks may include declines in the value of real estate, changes in general or local economic conditions, overbuilding, difficulty in completing construction, increased competition, changes in zoning laws, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will increase the costs of obtaining financing, which may result in a decrease in the value
of such investments.     In addition, in order to enforce its
rights in the event of a default of these securities, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations. This could increase the fund's operating expenses and adversely affect the fund's net asset value.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

3.E. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO CONCENTRATION OF ITS ASSETS

The Trustees are recommending that the fund's fundamental investment restriction regarding concentration be revised to make it clear that the fund may invest more than 25% of its assets in the securities of the U.S. government, its agencies or instrumentalities. The current restriction states that the fund may not:

       "    Concentrate its investments in particular industries
    and in no event invest more than 25% of the value of its
    assets in any one industry.   "

The proposed amended fundamental restriction is set forth below.

    "The fund may not ...

    Purchase securities (other than securities of the U.S.
    government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry."

Putnam Management believes that this amendment will make it clear
that the fund may invest in         U.S. government
   securities     without regard to the 25% limit.  Putnam
Management believes that the current restriction does not prevent the fund from investing in such securities without limit, because the SEC takes the position that U.S. government issuers,
including agencies and instrumentalities    of the U.S.
government    , are not members of any industry.  However, to
avoid any possible ambiguity in the future, Putnam Management believes that this clarification should be made at this time.
The proposal also makes certain language changes to reflect the current formulation of the restriction used by many other Putnam funds.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

3.F.     AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
         RESPECT TO INVESTMENTS IN COMMODITIES    OR COMMODITY
         CONTRACTS

The Trustees are recommending that the fund's fundamental
investment restriction regarding investments in commodities    or
commodity contracts be revised to reflect the current formulation
expected to be used by many other Putnam funds    .  The current
restriction states that the fund may not:

    "Buy or sell [oil, gas or other mineral leases, rights or royalty contracts or] commodities or commodity contracts,
    [except that the fund may write         call options traded
    on    a     national securities    exchange     on
    securities which the fund owns and    it may     purchase
            options to close out call options written by the fund.]"

The section of the restriction in brackets concerning oil, gas and mineral interests is proposed to be eliminated by proposal
   3.H.    , while the section of the restriction in brackets
concerning options transactions is proposed to be eliminated by
proposal    3.I    .

The proposed amended fundamental restriction is set forth below.

     "The fund may not ...

    Purchase or sell commodities or commodity contracts,
    except that the fund may purchase and sell financial
    futures contracts and options   and may enter into
    foreign exchange contracts and other financial transactions not involving physical commodities."

If the proposal is approved, the fund will be able to engage in a variety of transactions involving the use of financial futures
and options    and foreign currencies, as well as various other
financial transactions not involving physical commodities    .
Putnam Management believes the enhanced investment flexibility could assist the fund in achieving its investment objective,
   in part     because such strategies often offer opportunities
for hedging and increased investment return.  The    addition of
financial transactions not involving physical commodities is intended to give the fund maximum flexibility to invest in a variety of financial instruments that could technically be considered commodities, but which do not involve physical commodities, which are the intended focus of the restriction.

A futures contract is a contract to buy or sell    an asset    ,
such as a security, a currency, or a unit of an index, at an agreed upon price at a specified future date. A futures contract sale creates an obligation of the seller to deliver the type of
   asset     called for in the contract at the agreed upon price
on the specified date. A futures contract purchase creates an obligation of the purchaser to take delivery of the type of
   asset     called for in the contract at the agreed upon price
on the specified date.     Certain futures contracts, such as
index futures, typically involve cash settlement rather than
actual delivery.      Depending on the change in the value of the
   asset     between the time the fund enters into and terminates
a futures contract, the fund realizes a gain or loss.  An option
   on a futures contract     gives its holder the right, in
return for a premium paid, to assume a position in a futures contract or commodity at the specified option exercise price at
any time during the period of the option.   If an option
purchased by the fund expired unexercised, the fund's loss would be limited to the price it paid for the option (known as the "premium"). Where the fund writes an option, however, the fund's loss would not be so limited, and would be equal to the change in
the value of the futures contract position         between the
time the fund writes the option and the option's exercise   ,
minus the premium    .  In connection with futures and options
transactions, the fund would be required to make initial margin payments and subsequent payments, called "variation margin," each day depending on the value of the fund's position in any such contract.

Futures and options transactions involve costs and may result in losses. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of futures
and options and movements in the    price     of the underlying
   asset that is     the subject of a hedge.  The successful use
by the fund of futures and options strategies further depends on the ability of Putnam Management to forecast market movements correctly. Other risks arise from the fund's potential inability to close out such positions. There can be no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price. The fund's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the fund. The use of futures and options for purposes other than hedging entails greater risks.

   Foreign exchange transactions are subject to many of the risks associated with futures and options. In addition, currencies and exchange rates may be affected by government actions and other political and economic factors, and foreign settlement procedures may involve risks not present in the fund's domestic investments, such as requirements to take delivery in a foreign country and to pay any costs associated with such delivery.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

3.G.     AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
    WITH RESPECT TO UNDERWRITING

The Trustees are recommending that the fund's fundamental investment restriction with respect to underwriting be revised. Although the fund is required to have a fundamental investment restriction with respect to underwriting, the current restriction is more restrictive than current regulatory requirements and the underwriting policy of many other Putnam funds. For these reasons, Putnam Management believes the restriction should be revised to increase the fund's flexibility and to reflect the current formulation used by many other Putnam funds. The current restriction states that the fund may not:

    "[Purchase restricted securities if as a result such investments would exceed 15% of the value of the fund's net assets, excluding restricted securities that have been determined by the Trustees of the fund (or the person designated by them to make such determinations) to be readily marketable, or] act as an underwriter except to the extent that in connection with the disposition of its restricted securities it may be deemed to be an underwriter under federal securities laws."

The section of the restriction in brackets is proposed to be eliminated by proposal 3.O.

The proposed amended fundamental restriction is set forth below.

    "Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws."

The proposed amended restriction only limits the fund's ability to underwrite the securities of other issuers; the fund would be able to act as an underwriter with respect to its own securities if consistent with the 1940 Act and SEC rules. The restriction would also extend the exception for the disposition of the fund's restricted securities to apply to all of the fund's portfolio securities.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

   3.H
 .   ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
    WITH RESPECT TO    INVESTMENTS IN     CERTAIN OIL, GAS AND
    MINERAL INTERESTS

The Trustees are recommending that the fund's fundamental investment restriction with respect to investments in oil, gas and mineral leases, rights or royalty contracts be eliminated.
The current restriction states that the fund may not:

       "    Buy or sell oil, gas, or other mineral leases,
    rights or royalty contracts [or commodities or commodity contracts, except that the fund may write call options traded on a national securities exchange on securities which the fund owns and it may purchase options to close out call
    options written by the fund.]   "

The section of the restriction in brackets    relating     to
options is proposed to be eliminated by proposal    3.I.    ,
while the section relating to commodities    or     commodity
contracts is proposed to be amended by proposal 3.F.

The fund originally adopted the restriction         to comply
with certain state securities law requirements, and    while
the restriction is currently required by only one state,
   it     is not required to be a fundamental policy.  If this
proposal is approved, the Trustees intend to adopt the following
non-fundamental restriction         to comply with the remaining
state's requirement:

    "The fund may not . . .

            Buy or sell oil, gas or other mineral leases, rights or royalty contracts, although it may purchase securities which represent interests in, are secured by interests in, or which are issued by issuers which deal in, such leases, rights or contracts, and it may acquire and dispose of such leases, rights or contracts acquired through the exercise of its rights as a holder of debt obligations secured thereby."

Putnam Management believes that the current oil, gas and mineral interest restriction is unnecessarily restrictive, and could prevent the fund from investing in certain opportunities to the fullest extent that Putnam Management believes would best serve
the fund's investment objective.     If the proposal is approved,
the fund would be able to invest, consistent with applicable regulatory requirements, in a variety of securities the value of which is dependent upon the value of oil, gas and mineral interests including securities which represent interests in, are secured by, or are issued by companies which deal in, such interests. Also, in certain limited circumstances, the fund would be permitted to directly own oil, gas and mineral interests as a result of the exercise of its rights in connection with debt
obligations it owns.      In such cases, the ability to acquire
and dispose of such interests may serve to protect the fund during times where an issuer of debt securities is unable to meet its obligations.



Investments in oil, gas and other mineral leases, rights or royalty contracts and in securities which derive their value in part from such instruments, entail certain risks. The prices of these investments are subject to substantial fluctuations, and may be affected by unpredictable economic and political circumstances such as social, political or military disturbances, the taxation and regulatory policies of various governments, the activities and policies of OPEC (an organization of major oil producing countries), the existence of cartels in such industries, the discovery of new reserves and the development of new techniques for producing, refining and transporting such materials and related products, the development of new technology, energy conservation practices, and the development of alternative energy sources and alternative uses for such
materials and related products.     In addition, in order to
enforce its rights in the event of a default of these securities, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations. This could increase the fund's operating expenses and adversely affect the fund's net asset value.

By making this policy non-fundamental, the fund will have the
ability to modify or eliminate the    restriction     to increase
investment flexibility without the need for further shareholder approval.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

   3.I
 .   ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
    WITH RESPECT TO OPTIONS TRANSACTIONS

The Trustees are recommending that the fund's fundamental investment restriction with respect to options transactions be eliminated. The current restriction states that the fund may not:

    ["Buy or sell oil, gas or other mineral leases, rights
    or royalty contracts or commodities or commodity
    contracts,] except that the fund may write         call
    options traded on    a     national securities
       exchange     on securities which the fund owns and
       it may     purchase         call options to close
    out call options written by the fund."

The section of the restriction in brackets with respect to
        commodities    or     commodity contracts is proposed to
be    amended by proposal 3.F, and the section of the restriction in brackets with respect to oil, gas and mineral interests is proposed to be eliminated by proposal 3.H.

Putnam Management believes that the current restriction   , even
as proposed to be amended by those proposals,     could be read
to permit only certain types of options transactions, while preventing other options transactions. To eliminate any possible ambiguity, Putnam Management believes that the current restriction should be eliminated to provide the fund with maximum
flexibility under    applicable     law.

If the proposal is approved, the fund will be able to engage in a variety of options transactions for hedging purposes and to increase investment return. Putnam Management believes that this enhanced flexibility could assist the fund in achieving its investment objective.

A call option gives the holder the right to purchase, and
obligates the writer to sell,    an asset, such as     a
security, a currency or a unit of an index, at the exercise price
   prior to or on     the expiration date.  A put option gives
the holder the right to sell, and obligates the writer to buy,
   an asset     at the exercise price    prior to or on     the
expiration date.  In order for a put option purchased by the fund
to be profitable, the market price of the underlying    asset
must decline sufficiently below the exercise price to cover the premium and transaction costs paid by the fund. In order for a call option purchased by the fund to be profitable, the market
price of the underlying    asset     must rise sufficiently above
the exercise price to cover the premium and transaction costs
paid by the fund.     If an option expires unexercised, the fund
will receive nothing for its premium payment.

When the fund writes a call option, it gives up the opportunity
to profit from any increase in the price of    an asset     above
the exercise price of the option; when it writes a put option, the fund takes the risk that it will be required to purchase
   an asset     from the option holder at a price above the
current market price of    that asset    .  The fund receives a
premium for writing a call or a put option (representing the cost of the option), which increases the return if the option expires unexercised or is closed out at a net profit.

The successful use of options depends on the ability of Putnam Management to forecast correctly interest rate and market movements. The effective use of options also depends on the fund's ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price. Disruptions such as trading interruptions or restrictions on option exercise in the
markets for securities    and other assets     underlying options
purchased or sold by the fund could result in losses on an
option, including the entire investment    by     the fund in the
option.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

   3.J
 .   ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
    WITH RESPECT TO INVESTMENTS IN ISSUERS THAT HAVE BEEN IN
    OPERATION FOR LESS THAN THREE YEARS

The Trustees are recommending that the fund's fundamental investment restriction which limits the fund's investments in issuers with limited operating histories, which are sometimes
referred to as "unseasoned    issuers,    " be eliminated.  The
current restriction states that the fund may not:

       "    Invest in securities of businesses less than three
    years old, [and in equity securities of companies for which market quotations are not readily available (but excluding restricted securities)] if, as a result, more than 5% of the fund's assets (taken at current value) would then be
    invested in such securities.   "

The section of the restriction in brackets is proposed to be
eliminated by proposal    3.O    .

The fund originally adopted this restriction to comply with
certain state securities law requirements, and    while     the
restriction is currently required by         one state    ,
it     is not required to be a fundamental policy.  If this
proposal is approved, the Trustees intend to replace this
restriction with    the following     non-fundamental investment
restriction to comply with the remaining    state
requirement   :



    "The fund may not ...

    Invest in securities of an issuer which, together with any predecessors, controlling persons, general partners and guarantors, have a record of less than three years' continuous business operation or relevant business experience, if, as a result, the aggregate of such investments would exceed 5% of the value of the fund's net assets; provided, however, that this restriction shall not apply to any obligations of the U.S. government or its instrumentalities or agencies."

   The new restriction reflects the current formulation used by
many other Putnam funds.      If this proposal is approved, the
fund will, consistent with    the state     requirement, be able
to invest up to 5% of its assets in the securities of unseasoned issuers without regard to its investments in equity securities for which market quotations are not readily available. The restriction will also exempt certain U.S. government securities from its limitations to provide the fund with maximum
   investment     flexibility.

By making this policy non-fundamental, the fund will have the ability to modify or eliminate the policy if no longer required to increase investment flexibility without the need for further shareholder approval.

Companies which have been in operation for less than three years
   may     have relatively small equity market capitalizations
(e.g., under $1 billion).  Although these companies may provide
greater opportunities for    increased investment return    ,
they also involve greater risk.  These companies often have
limited product lines, markets or financial resources.     The
securities of these companies     may trade less frequently and
in limited volume, and only in the over-the-counter market or on
a regional securities exchange.  As a result,    these
securities         may fluctuate in value more than those of
larger, more established companies.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

   3.K
 .   ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
    WITH RESPECT TO INVESTMENTS IN SECURITIES OF ISSUERS IN
    WHICH MANAGEMENT OF THE FUND OR PUTNAM MANAGEMENT OWNS
    SECURITIES

The Trustees are recommending eliminating the fund's fundamental investment restriction which prevents the fund from investing in the securities of issuers in which management of the fund or Putnam Management owns a certain percentage of securities. The current restriction states that the fund may not:

       "    Invest in securities of any company, if
    officers and Trustees of the fund and officers and
    directors of Putnam Management who beneficially own
    more than 0.5% of the shares or securities of that
    company together own more than 5%.   "

The fund originally adopted this restriction to comply with
certain state securities law requirements, and    while     the
restriction is currently required by         one state,    it
is not required to be a fundamental policy. If this proposal is approved, the Trustees intend to replace this fundamental
restriction with    the following     non-fundamental investment
restriction to comply with the remaining    state
requirements   :

       "The fund may not...

    Invest in the securities of any issuer, if, to the knowledge of the fund, officers and Trustees of the fund and officers and directors of Putnam Management who beneficially own more than 0.5% of the securities of that issuer together own more than 5% of such securities."

The proposal makes certain language changes to reflect the current formulation of the restriction used by many other Putnam funds.

By making this policy non-fundamental, the fund will have the
ability to modify or eliminate the    restriction     to increase
investment flexibility without the need for further shareholder approval.

If the restriction were    to be     eliminated, the fund would
be able to invest in the securities of any issuer without regard to ownership in such issuer by management of the fund or Putnam
Management, except to the extent prohibited by the fund's investment policies or the 1940 Act.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

   3.L
 .   ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
    WITH RESPECT TO MARGIN TRANSACTIONS

The Trustees are recommending that the fund's fundamental investment restriction with respect to margin transactions be eliminated. "Margin transactions" involve the purchase of securities with money borrowed from a broker, with cash or eligible securities being used as collateral against the loan. The current restriction states that the fund may not:

       "    Purchase securities on margin (but it may obtain
    such short-term credits as may be necessary for the
    clearance of purchase and sales of securities).   "

The fund originally adopted this restriction to comply with
certain state securities law requirements, and    while     the
restriction is currently required by         one state    it
is not required to be a fundamental policy. If the proposal is approved, the Trustees intend to replace this fundamental restriction with the following non-fundamental investment restriction to comply with the remaining state's requirement:

       "The fund may not...

    Purchase securities on margin, except such short-term
    credits as    may be     necessary for the clearance of
    purchases and sales of securities, and except that it
    may make margin payments in connection with financial
    futures contracts or options.   "

The    proposed restriction contains as     exception    for
margin payments in connection with financial futures contracts
and options         transactions   , which     is different from
   the use     of margin in securities transactions   because the
use of margin in financial     futures and options         does
not involve the borrowing of funds to finance the transactions. Rather, such margin payments are similar to a performance bond or good faith deposit which would be returned to the fund upon termination of the contract, assuming all contractual obligations have been satisfied.

By making this policy non-fundamental, the fund will have the
ability to modify or eliminate the    restriction     to increase
investment flexibility without the need for further shareholder approval.

   The     fund's potential use of margin transactions beyond
transactions in financial futures and options and for the clearance of purchases and sales of securities, including the use of margin in ordinary securities transactions, is generally limited by the current position taken by the Staff of the SEC that margin transactions with respect to securities are prohibited under Section 18 of the 1940 Act because they create senior securities. The fund's ability to engage in margin transactions is also limited by its investment policies, which generally permit the fund to borrow money in limited
circumstances        .

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

   3.M
 .   ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
    WITH RESPECT TO SHORT SALES

The Trustees are recommending that the fund's fundamental investment restriction with respect to short sales be eliminated.

The current restriction states that the fund may not:

       "    Make short sales of securities or maintain a short
    position, unless at all times when a short position is open it either owns an equal amount of such securities or owns securities which, without payment of any further considerations, are convertible into or exchangeable for securities of the same issue as, and in equal amount to, the
    securities sold short.   "

   The fund originally adopted this restriction to comply with certain state securities law requirements, and while the restriction is currently required by one state it is not required
to be a fundamental policy.      If this proposal is approved,
the Trustees intend to replace this fundamental restriction with
the following         non-fundamental restriction    to comply
with the remaining state requirement    :

    "The fund may not ...

    Make short sales of securities or maintain a short position for the account of the fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and in equal amount to, the securities sold short."

By making this policy non-fundamental, the fund will have the
ability to modify or eliminate the    restriction     to increase
investment flexibility without the need for further shareholder approval.

In a typical short sale, the fund borrows securities from a broker that it anticipates will decline in value in order to sell to a third party. The fund becomes obligated to return securities of the same issue and quantity at some future date, and it realizes a loss to the extent the securities increase in value and a profit to the extent the securities decline in value (after including any associated costs). Since the value of a particular security can increase without limit, the fund could potentially realize losses with respect to short sales that are
not "against the box"    (short sales where the fund owns or has
the right to acquire at no added cost securities identical to
those sold short)     that are significantly greater than the
value of the securities at the time they are sold short.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

   3.N
 .   ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
    WHICH LIMITS THE FUND'S ABILITY TO PLEDGE ASSETS

The Trustees are recommending that the fund's fundamental investment restriction which limits the fund's ability to pledge its assets be eliminated. The current restriction states that the fund may not:

       "    Pledge, mortgage, hypothecate or otherwise encumber
    any of its assets, except in connection with the writing of call options. (The deposit in escrow of underlying securities in connection with the writing of covered options
    is not deemed to be a pledge or other encumbrance.)   "

Certain state securities laws impose limitations on the fund's ability to pledge its assets, but these limitations are
less restrictive than the fund's    current     restriction, and
are not required to be contained in a fundamental policy. For these reasons, Putnam Management believes that the fund's current restriction is unnecessarily restrictive and should be eliminated.

If    this     proposal is approved, the Trustees intend to
replace this         restriction with the following non-
fundamental investment restriction to comply with         current
state requirements:

    "The fund may not ...

    Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 33 1/3% of its total assets (taken at cost) in connection with permitted borrowings."

This proposal would    enable     the fund to pledge up to one-
third of its total assets        in connection with    fund
borrowings; other activities which could be deemed to be pledges or other encumbrances, such as collateral arrangements with
respect to certain forward commitments,    futures contracts and
options transactions,     will not be restricted.

    Putnam Management believes that the enhanced flexibility could assist the fund in achieving its investment objective. Further, Putnam Management believes that the fund's current limits on pledging may conflict with the fund's ability to borrow money to meet redemption requests or for extraordinary or emergency purposes. This conflict arises because banks may require borrowers such as the fund to pledge assets in order to collateralize the amount borrowed. These collateral requirements
are    typically for amounts     at least equal to, and often
        larger than, the principal amount of the loan.     The
fund's current restriction, however, could be read to prevent these types of collateral arrangements, and could therefore have the effect of reducing the amount that the fund may borrow.

By making this policy non-fundamental, the fund will have the
ability to modify or eliminate the    restriction     to increase
investment flexibility without the need for further shareholder approval.

Pledging assets does entail certain risks. To the extent that the fund pledges its assets, the fund may have less flexibility in liquidating its assets. If a large portion of the fund's assets were involved, the fund's ability to meet redemption requests or other obligations could be delayed.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

   3.O
 .   ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
       RESTRICTIONS WITH RESPECT     TO INVESTMENTS IN ILLIQUID
    SECURITIES

The Trustees are recommending that the fund's fundamental
investment    restrictions     which    limit     the fund's
investments in illiquid securities, including securities subject
to restrictions on resale    ("restrictes securities") and equity
securities for which market quotations are not readily
available,     be eliminated.  The current fundamental investment
restrictions state that the fund may not:

    "Purchase restricted securities if as a result such
    investments would exceed 15% of the value of the fund's
    net assets,        excluding restricted securities that
    have been determined by the Trustees of the fund (or the person designated by them to make such determinations) to be readily marketable, [or act as an underwriter except to the extent that in connection with the disposition of its restricted securities it may be deemed to be an underwriter under federal securities laws.]"

    "Invest [in securities of businesses less than three years old, and] in equity securities of companies for which market quotations are not readily available (but excluding restricted securities) if, as a result, more than 5% of the fund's assets (taken at current value) would then be invested in such securities."

The section of the first restriction in brackets is proposed to
be amended by proposal    3.G.    , and the section of the second
restriction in brackets is proposed to be eliminated by proposal
   3.J    .

Putnam Management believes         the restrictions are no longer
necessary in light of current regulatory requirements and the
fund's current investment policies.  The Staff of the    SEC
currently takes the position that an illiquid security is a security which is not readily marketable, rather than a security
for which market quotations are not readily available        .
This SEC position is expressed in the fund's current non-fundamental investment restriction which prohibits the fund from investing more than 15% of its net assets in any combination of
(a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days. Unlike the current fundamental investment restrictions, this non-fundamental investment restriction applies to all types of
   illiquid securities    , not just securities,         as
   well as certain     repurchase agreements. If the proposal is
approved, the fund will be able to invest more than 5% of its net assets in equity securities for which market quotations are not
readily available       .

Putnam Management believes that the fund may benefit from the added flexibility of having the fund's policy with respect to
illiquid    investments     contained in a single non-fundamental
investment restriction. In the future, the fund will be able to respond more quickly to legal, regulatory and market developments
regarding illiquid    investments (which might result in the
removal of the restriction)     because further shareholder
approval will not be required to bring the policy in line with these developments.

To the extent the fund invests in illiquid investments,
   including restricted securities and securities for which
market quotations are not readily available,     the fund may
encounter difficulty in determining the fair value of such
   investments     for purposes of computing the fund's net asset
value. In addition, the fund could encounter difficulty in satisfying redemption requests within seven days if it could not readily dispose of its illiquid investments.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

3.P. ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO INVESTING TO GAIN CONTROL OF A COMPANY'S
         MANAGEMENT

The Trustees are recommending that the fund's fundamental investment restriction which states that the fund may not "[m]ake investments for the purpose of gaining control of a company's management" be eliminated. Eliminating the restriction would make it clear that the fund can freely exercise its rights as a
shareholder of         companies in which it invests.  These
rights may include the right to actively oppose or support
management of such companies.     Since the fund invests
primarily in fixed-income securities, this proposal will not impact the majority of the fund's investments. Nevertheless, Putnam Management believes it would be in the best interest of the fund to eliminate the restriction.

Putnam Management believes that    eliminating     this
   restriction     will allow the fund maximum flexibility to
protect the value of its investments through influencing management of companies in which it invests. Putnam Management believes that the fund should be allowed to freely communicate its views as a shareholder on matters of policy to management, the board of directors, and other shareholders when a policy may affect the value of the fund's investment. Activities in which the fund may engage might include the fund, either individually or with others, seeking changes in a company's goals, management, or board of directors, seeking the sale of some or all of a company's assets, or voting to participate in or oppose a takeover effort with respect to a company. Although Putnam Management believes that the fund may currently engage in many if not all of these activities without necessarily violating this restriction, it believes that eliminating the restriction will eliminate any potential obstacle to the fund in protecting its interests as a shareholder.

This area of corporate activity is highly prone to litigation, and whether or not the restriction is eliminated, the fund could be drawn into lawsuits related to these activities. The fund will direct its efforts toward those instances where Putnam Management believes the potential for benefit to the fund outweighs potential litigation risks.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

3.Q.     ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
         WITH RESPECT TO    INVESTMENTS IN     WARRANTS

The Trustees are recommending that the fund's fundamental
investment    restriction     with respect to    investments
in warrants be eliminated.

The current restriction states that the fund may not:

       "    Invest in warrants (other than warrants
    acquired by the fund as part of a unit or attached to
    securities at the time of purchase) if as a result such
    investments (valued at the lower of cost or market
    value) would exceed 2% of the value of the fund's net
    assets.   "

Certain state securities laws impose restrictions on the fund's ability to invest in warrants, but these limitations are less restrictive than the fund's current restriction and are not
required to be contained in a fundamental policy.          If
this proposal is approved, the Trustees intend to replace this fundamental restriction with the following non-fundamental restriction to comply with current state requirements:

    "The fund may not ...

    Invest in warrants (other than warrants acquired by the fund as part of a unit or attached to securities at the time of purchase) if, as a result, such investments (valued at the lower of cost or market) would exceed 5% of the value of the fund's net assets; provided that not more than 2% of the fund's net assets may be invested in warrants not listed on
    the New York or American Stock Exchanges.   "

The new restriction would provide the fund with maximum flexibility under applicable law to invest in warrants. Putnam
Management believes that this enhanced investment flexibility could assist the fund in achieving its investment objective.

A warrant is a right to buy a security or a unit of an index at a specified price during a specified period. In general, the holder of a warrant realizes a gain to the extent the value of the underlying security or unit rises above the exercise price of a warrant, and the holder realizes a loss equal to the value of the price paid for the warrant if the warrant expires unexercised. Investing in warrants involves risks similar to those involved in purchasing options, including the risk that Putnam Management may not forecast market movements correctly.
In addition, the terms of warrants may limit the fund's ability to exercise a warrant at such time, or in such quantities, as the fund would otherwise desire.

By making this policy non-fundamental, the fund will have the
ability to modify or eliminate the    restriction     to increase
investment flexibility without the need for further shareholder approval.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

Further Information About Voting and the Shareholder Meeting

Quorum and Methods of Tabulation. Thirty percent of the shares entitled to vote -- present in person or represented by proxy -- constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in the proxy statement). Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and
(ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting.

The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. With respect to the election of Trustees and selection of auditors, neither abstentions nor broker non-votes have any effect on the outcome of the proposal. With respect to any other proposals, abstentions and broker non-votes have the effect of a negative vote on the proposal.

Other business. The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

Simultaneous meetings. The meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all meetings will be held simultaneously. If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

Solicitation of proxies. In addition to soliciting proxies by mail, Trustees of your fund and employees of Putnam Management, Putnam Fiduciary Trust Company, and Putnam Mutual Funds may solicit proxies in person or by telephone. Your fund may also arrange to have votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. Your fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Investments has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Your fund's Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting.

Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in soliciting instructions from their principals. Your fund has retained at
its expense D.F. King    & Co., Inc.    , 77 Water Street, New
York, NY 10005, to aid in the solicitation of instructions for nominee and registered accounts for a fee not to exceed $10,000 plus reasonable out-of-pocket expenses.

Revocation of proxies. Proxies, including proxies given by telephone, may be revoked at any time before they are voted by a written revocation received by the Clerk of your fund, by properly executing a later-dated proxy or by attending the meeting and voting in person.

Date for receipt of shareholders' proposals for subsequent meetings of shareholders. Your fund's Agreement and Declaration of Trust does not provide for annual meetings of shareholders, and your fund does not currently intend to hold such a meeting in 1997. Shareholder proposals for inclusion in the proxy statement for any subsequent meeting must be received by your fund within a reasonable period of time prior to any such meeting.

Adjournment. If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to any such proposals. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against any such adjournment those
proxies required to be voted against         such proposals.
Your fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

Financial information. Your fund will furnish, without charge, to you upon request a copy of the fund's annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. Such requests may be directed to Putnam Investor Services, P.O. Box 41203, Providence, RI 02940-1203 or 1-800-225-1581.

Further Information About Your Fund

Limitation of Trustee liability. The Agreement and Declaration of Trust of your fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.
Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Audit and Nominating Committees. The voting members of the Audit Committee of your fund include only Trustees who are not
"interested persons" of the fund        .  The Audit Committee
currently consists of Messrs. Estin (Chairman), Perkins (without vote), Putnam, III (without vote), Shapiro, Smith (without vote), and Ms. Kennan. The Nominating Committee consists only of Trustees who are not "interested persons" of your fund or Putnam Management. The Nominating Committee currently consists of Dr. Pounds and Ms. Kennan (Co-chairpersons), Ms. Baxter, and Messrs.
Estin, Hill,    Jackson,     Patterson, Shapiro, and Thorndike.

Officers and other information. In addition to George Putnam and Lawrence J. Lasser, the officers of your fund are as follows:

                                                     Year first
                                                     elected to
Name (age)                Office                     office
- -----------------------------------------------------------------
Charles E. Porter (57)    Executive Vice President   1989
Patricia C. Flaherty (49) Senior Vice President      1993
John D. Hughes (61)       Senior Vice President
                            & Treasurer              1987
Gordon H. Silver (48)     Vice President             1990
Peter Carman (54)         Vice President             1994
Brett C. Browchuk (33)    Vice President             1994
Thomas V. Reilly (49)     Vice President             1986
Hugh H. Mullin (33)*      Vice President             1993
Charles G. Pohl (35)*     Vice President             1993
William N. Shiebler (54)** Vice President            1991
John R. Verani (56)       Vice President             1987
Paul M. O'Neil (42)       Vice President             1992
Beverly Marcus (51)       Clerk                      1981
- -----------------------------------------------------------------
*  One of the fund's portfolio managers
** President of Putnam Mutual Funds

All of the officers of your fund are employees of Putnam Management or its affiliates. Because of their positions with Putnam Management or its affiliates or their ownership of stock of Marsh & McLennan Companies, Inc., the parent corporation of Putnam Management and Putnam Mutual Funds, Messrs. Putnam, George Putnam, III, Lasser and Smith (nominees for Trustees of your fund), as well as the officers of your fund, will benefit from the management fees, distribution fees, underwriting commissions, custodian fees, and investor servicing fees paid or allowed by the fund.

Assets and shares outstanding of your fund as of May 3, 1996

Net assets                                      $964,491,052


Class A shares outstanding
and authorized to vote                     41,269,755 shares

Class B shares outstanding
and authorized to vote                      5,387,365 shares

Class M shares outstanding
and authorized to vote                        254,953 shares

5% beneficial ownership of your fund as of April 30, 1996

Persons beneficially owning more than 5%
of the fund's class A shares                            None

Persons beneficially owning more than 5%
of the fund's class B shares                            None

Persons beneficially owning more than 5%
of the fund's class M shares                            None

PUTNAMINVESTMENTS
The Putnam Funds

One Post Office Square
Boston, Massachusetts 02109
Toll-free 1-800-225-1581
PUTNAMINVESTMENTS

This is your PROXY CARD.

                    PUTNAM CONVERTIBLE INCOME-GROWTH TRUST
                     Shareholder Meeting July 31, 1996

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of

                  PUTNAM CONVERTIBLE INCOME-GROWTH TRUST

on July 31, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

Note: If you have questions on any of the proposals, please call 1-800-225-1581.

The Trustees recommend a vote FOR electing all of the nominees for Trustees and FOR the proposals listed below.

TO VOTE, MARK BLOCKS BELOW
IN BLUE OR BLACK INK AS FOLLOWS /X/                     CIGT
                  Putnam Convertible Income-Growth Trust

If your address has changed, or
you have any comments, please
check the box and write them on
the back where indicated.                              /   /


If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted FOR electing Trustees as set forth in Proposal 1 and FOR Proposals 2 and 3.A.- 3.Q. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

Please sign your name exactly as it appears on this card. If you are a joint owner, each of you should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

   PLEASE BE SURE TO SIGN AND DATE THIS PROXY.


1. Proposal to elect Trustees. The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A. Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E. Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam, III, E. Shapiro, A.J.C. Smith, and W. N. Thorndike.

    ----------------------------------------------------------


       VOTE ON TRUSTEES

    /  /   FOR    ALL

    /  /   WITHHOLD    ALL

    /  /   FOR ALL EXCEPT

    To withhold authority to vote for one or more of the
    nominees,    check the "FOR ALL EXCEPT" box to the right
    and     write those nominees' names    above.

    PROPOSAL TO:
           VOTE ON PROPOSALS

2.  Ratify the selection         FOR      AGAINST    ABSTAIN
    of Coopers & Lybrand
    L.L.P. as auditors.          /  /     /  /     /  /


- -------------------------------------------------------------
        3.A.                     Amend the         /  / /  /     /
                                 /
    fund's fundamental
    investment restriction
    with respect to
    diversification of
    investments.

3.B.  Amend the                  /  /     /  /     /  /
    fund's fundamental
    investment restriction
    with respect to
    investments in    the
    securities of     a single
        issuer.

3.C.  Amend the                  /  /     /  /     /  /
    fund's fundamental
    investment restriction
    with respect to making
    loans through purchases
    of debt obligations,
    repurchase agreements
    and securities loans.

3.D.  Amend the fund's           /  /     /  /     /  /
    fundamental investment
    restriction with respect
    to investments in real
    estate.

3.E.  Amend the fund's           /  /     /  /     /  /
    fundamental investment
    restriction with respect
    to concentration of its
    assets.

3.F.  Amend the fund's           /  /     /  /     /  /
    fundamental investment
    restriction with respect
    to investments in
    commodities    or commodity
    contracts    .

3.G.  Eliminate the              /  /     /  /     /  /
    fund's fundamental
    investment restriction
    with respect to    certain
    oil,         gas and mineral
       interests    .

3.H.  Eliminate the              /  /     /  /     /  /
    fund's fundamental
    investment restriction
    with respect to options
    transactions.

3.I.     Eliminate     the       /  /     /  /     /  /
    fund's fundamental
    investment restriction
    with respect to invest-
       ments     in issuers that have
    been in operation for
    less than three years.

3.J.  Eliminate the              /  /     /  /     /  /
    fund's fundamental
    investment restriction
    with respect to
    investments in securities
    of issuers in which
    management of the fund or
    Putnam Investment Management,
    Inc. owns securities.

3.K.  Eliminate the              /  /     /  /     /  /
    fund's fundamental
    investment restriction
    with respect to margin
    transactions.

3.L.  Eliminate the              /  /     /  /     /  /
    fund's fundamental
    investment restriction
    with respect to short
    sales.

3.M.  Eliminate the              /  /     /  /     /  /
    fund's fundamental
    investment restriction
    which limits the fund's
    ability to pledge assets.

3.N.  Eliminate the              /  /     /  /     /  /
    fund's fundamental
    investment restriction
    with respect to
    investments in illiquid
    securities.

3.O.  Eliminate the              /  /     /  /     /  /
    fund's fundamental
    investment restriction
    with respect to
    underwriting.

3.P.  Eliminate the              /  /     /  /     /  /
    fund's fundamental
    investment restriction
    with respect to investing
    to gain control of a
    company's    management    .

3.Q.  Eliminate the              /  /     /  /     /  /
    fund's fundamental
    investment restriction
    with respect to         investment
        in warrants.



   --------------------------------------------------------------
- ---
SHAREHOLDER SIGN HERE            DATE


- -----------------------------------------------------------------
CO-OWNER SIGN HERE               DATE

PUTNAMINVESTMENTS

HAS YOUR ADDRESS CHANGED?

Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
- -----------------------------------------------------------------

City          State           Zip
- -----------------------------------------------------------------

Telephone
- -----------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

- -----------------------------------------------------------------

- -----------------------------------------------------------------

- -----------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!